================================================================================
                               67TH ANNUAL REPORT




================================================================================
                                    SELIGMAN
                                  COMMON STOCK
                                   FUND, INC.
================================================================================




                                December 31, 1996




                                     [LOGO]
================================================================================
                            A Growth and Income Fund
                               Established in 1930







                        SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017


This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Common Stock Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.


                                                                     EQCS2 12/96

================================================================================
SELIGMAN COMMON STOCK FUND, INC.
--------------------------------------------------------------------------------

A mutual fund that seeks to
produce  favorable current
income and long-term growth
of both income and capital value without exposing capital to undue risk.





HIGHLIGHTS OF 1996
--------------------------------------------------------------------------------

                                                                  DECEMBER 31, 1996                DECEMBER 31, 1995
                                                            -----------------------------         -------------------
                                                           CLASS A    CLASS B*     CLASS D         CLASS A     CLASS D
---------------------------------------------------------------------------------------------------------------------------

Net Assets (in thousands) ............................    $656,260      $6,451     $63,938        $614,400     $46,564
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value per Share ............................      $14.89      $14.87      $14.87          $14.19      $14.16
   With 1996 Gain Distributions
     Taken in Shares .................................       16.02       15.99       15.99              --          --
   Increase in Net Asset Value with Gain
     Distributions Taken in Shares(1) ................      12.90%       8.04%      12.92%              --          --
---------------------------------------------------------------------------------------------------------------------------
Dividends Paid per Share .............................      $0.340      $0.156      $0.213          $0.360      $0.218
   With December 1995 and June 1996
     Gain Distributions Taken in Shares ..............       0.369       0.158       0.229              --          --
Distributions of Realized Gain per Share .............       1.115       1.115       1.115           0.944       0.944
---------------------------------------------------------------------------------------------------------------------------
Total Expenses per Dollar of
   Average Net Assets ................................     $0.0115     $0.0192(2)  $0.0191         $0.0093     $0.0172
---------------------------------------------------------------------------------------------------------------------------
  *From April 22, 1996 (commencement of operations).
(1)Excluding the effect of dividends paid.
(2)Annualized.


================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

Seligman Common Stock Fund increased its dividend for the 53rd year in a row for those investors who reinvest their capital gains. The Fund posted moderate gains in 1996, though the total return based on the net asset value of Class A shares lagged that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lipper Growth and Income Funds Average. The Fund's investment results begin on page 6.

     Driven by the outstanding performance of a small number of the largest stocks, the US equity markets continued to advance in 1996, setting successive new highs by rebounding from occasional sharp, short-term, setbacks. The S&P 500's total return for the year was 22.96%, and the Dow Jones Industrial Average
(DJIA) posted an exceptional total return of 28.91%. The bond markets, in contrast, had a less positive year, due to persistent concerns that the economy's unexpected vigor would produce higher levels of inflation and, in turn, increases in interest rates.

     A constructive economic environment supported strong corporate earnings in most industries during 1996. In spite of continued corporate downsizing and restructuring, the unemployment rate fell as low as 5.2% in August and ended the year at 5.3%, as compared to 5.6% in December 1995. The increased competitive-ness of US industry and the low inflation environment provided strong funda-mental support to higher equity prices.

     Currently, there are no clear indications that there will be either runaway economic expansion or recession in 1997. Looking ahead, the environment for the US financial markets and investors remains generally positive, given continued modest economic growth, low inflation, and bipartisan efforts to balance the federal budget without raising taxes. While we always recognize that there could be further short-term volatility, we remain positive about the long-term outlook for the financial markets and your Fund.

     On a final note, the activity witnessed in the equity markets in 1996, where large one-day increases followed abrupt corrections, is not unusual in the challenging world of investing. We believe the best strategy for growth of capital is long-term investing. A professional financial advisor can help you formulate a long-term investment plan to help you seek your financial goals, and can provide the insight and support needed to weather the day-to-day uncertainty that accompanies investing. It is time, not timing, that counts when it comes to investing.

     A discussion with your Portfolio Managers and the Fund's portfolio of investments follow this letter.

     We thank you for your continued interest in Seligman Common Stock Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,




/s/ William Morris
------------------
William C. Morris
Chairman


                                                               /s/ Brian T. Zino
                                                               -----------------
                                                                   Brian T. Zino
                                                                       President



January 31, 1997

================================================================================
ANNUAL PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

The following is a discussion with your Portfolio Managers regarding Seligman Common Stock Fund, and a chart and table comparing your Fund's performance against the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lipper Growth and Income Funds Average.

YOUR PORTFOLIO MANAGERS

                                   CHARLES C. SMITH, JR. is a Managing Director of J. & W. Seligman & Co. Incorporated and has been Vice President and Portfolio Manager of Seligman Common Stock Fund since December 1991. Mr. Smith is also Vice President and Portfolio Manager of Seligman Income Fund and Tri-Continental Corporation. Additionally, he is Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Common
        [PHOTO] Stock and Income Portfolios. Mr. Smith joined Seligman in 1985 as Vice President, Investment Officer. He was promoted to Senior Vice President, Senior Investment Officer in August 1992, and to Managing Director in January 1994. Odette Galli, Vice President of
                                   J. & W. Seligman & Co. Incorporated, was named Co-Portfolio Manager of Seligman Common Stock Fund and Tri-Continental Corporation this year. Ms. Galli joined Seligman in 1993 as a member of the Seligman Growth and Income Team. Mr. Smith and Ms. Galli are supported by a group of investment professionals dedicated to the growth and income investment discipline, and to the objectives of Seligman Common Stock Fund.

Seligman Growth and Income Team:
(from left) Rodney Collins, Margaret
Doyle, Jonathan Roth, Odette Galli
(Co-Portfolio Manager), (seated)
Melanie Ravenell (Administrative
Assistant), Charles C. Smith, Jr.
(Co-Portfolio Manager), Amy Fujii


IAIN C. CLARK is Chief Investment Officer of Seligman Henderson Co., Seligman Common Stock Fund's Subadviser, and is responsible for the international investment activities of the Fund. Mr. Clark is also head of International Investments for, and a Director of, Henderson plc, an investment manager in London, England. He has been with Henderson since 1985.


How did Seligman Common Stock Fund perform in the last 12 months?

"Seligman Common Stock Fund had solid results in 1996, posting a total return of 15.44% based on the net asset value of Class A shares. The Fund's total return lagged the 22.96% total return of the S&P 500 and the 20.73% total return of the Lipper Growth and Income Funds Average. However, the Fund's yield exceeded that of the S&P 500 and was significantly above the average dividend yield of the Lipper Growth and Income Funds Average. Further, the Fund's risk level, as measured by the weighted average beta of the Fund's holdings, was less than the S&P 500. Beta measures the volatility of an investment, as compared to that of the overall market (represented by the S&P 500)."


Which economic factors affected the Fund's performance in 1996?

"In 1996, the economy grew at a moderate pace and low levels of inflation prevailed. This environment produced stronger-than-expected corporate profits in many industries and Seligman Common Stock Fund's equity holdings broadly benefited in this environment. Further, the declining interest rates in the second half of the year improved the performance of the interest rate-sensitive issues in the portfolio."


Which market factors influenced the Fund's performance in the last 12 months?

"Throughout the year, the appreciation of a small number of the largest companies pushed the markets to record highs. These strong advances were also due to the steady economy, continued corporate profitability, and increased mutual fund inflows.

     "Abroad, most mature international markets continued to lag the S&P 500's impressive rise in 1996. Further, the strength of the US Dollar throughout the year did not improve international results. The Fund maintains a 10%

================================================================================
ANNUAL PERFORMANCE OVERVIEW (continued)
--------------------------------------------------------------------------------

weighting outside the US to take advantage of quality investment opportunities and to realize a higher potential rate of return over the long term. Though the international portion of the portfolio did not match the gains of the domestic investments in 1996, we anticipate improving relative performance for the international equity markets in the future."


What was your investment strategy?

"The Fund continued to be a true growth and income fund. Over the year, investment strategy focused on increasing dividends and identifying undervalued stocks with strong potential for long-term growth. In a year that was driven by momentum investing, with large-company stocks clearly leading the markets, we identified large-company growth stocks selling at attractive relative historic valuations. While most large-company stocks traded at the high end of their historic ranges, we kept our value orientation and maintained the portfolio's low level of risk and reasonable valuation.

     "Over the last 12 months, opportunistic buying led us to several restructuring companies, which proved quite profitable. We sought companies whose managements were working to improve the corporate balance sheet, increase efficiency, and therefore enhance profitability. As each fit the restructuring model, General Signal, an industrial equipment company, Olin, a chemical manufacturer, and Woolworth, a retailer, were purchased. AMP, an electronics manufacturer, and Raytheon, a defense company, were also purchased, as we believe their managements' restructuring efforts should improve performance in 1997. Finally, Ford Motor was recently added, as it should benefit from management's efforts to improve productivity and profitability through cost-cutting."


Which sectors in the portfolio improved the Fund's performance in 1996?

"Consumer cyclical stocks, which are economically sensitive, benefited from the year's positive economic environment. Consequently, the portfolio's overweight position in the sector in early 1996 improved the Fund's performance. The strongest consumer cyclical stocks included Knight-Ridder Newspapers and Tribune in publishing, and Woolworth and Liz Claiborne, in retail. As several holdings reached full valuation at the end of the year, the portfolio's overall weighting in consumer cyclicals was reduced and profits were taken. The Fund was also overweight in consumer staples, with consumer goods and food holdings such as Colgate-Palmolive, Sara Lee, and Campbell Soup, which performed well.

     "Finance and energy were two other strong sectors in the portfolio. The improving interest rate environment strengthened the financial sector, and stocks such as Bank of New York, Citicorp, and Household International posted strong results. In the energy sector, reduced supply improved the pricing ability of energy companies and, their stocks appreciated. Therefore, the portfolio's positions in stocks such as Royal Dutch Petroleum, Texaco, and PanEnergy improved results."


Which sectors impaired the Fund's performance in 1996?

"The basic materials sector, which includes the portfolio's mineral, steel, and paper issues, suffered throughout the year due to ongoing restructuring problems and reduced earnings. However, we expect that leading basic materials stocks should rebound from their currently low historic valuations. Utilities were also generally weak in 1996, due to continued problems associated with the deregulation of the industry. Nonetheless, the Fund's utility holdings outperformed the average of their peers in the markets. Finally, the convertible markets did not keep pace with the advance of the large-company equity markets. Convertible issues are often purchased to help meet the Fund's objective of favorable current income."


What is the outlook?

"The Fund is well positioned for the coming year. The portfolio is reasonably valued, with a lower average price-to-earnings ratio than the S&P 500. The Fund will invest in cyclical stocks in 1997, as they appear undervalued, and we will continue to search for good value in the marketplace. We believe stock selection will be extremely important in 1997, as market participants should focus increasingly on fundamentals. We remain committed to maintaining a broadly diversified portfolio, holding companies with reasonable current income and solid long-term prospects for earnings and dividend growth."

================================================================================
SELIGMAN COMMON STOCK FUND, INC.
--------------------------------------------------------------------------------

DIVERSIFICATION OF ASSETS
December 31, 1996


                                                                                             PERCENT OF NET ASSETS
                                                                                                 DECEMBER 31,
                                                                                          --------------------------
                                                  ISSUES        COST              VALUE         1996       1995
                                                  ------    ------------      ------------      -----     -----
NET CASH AND SHORT-TERM HOLDINGS                    4        $93,765,814      $ 93,765,814       12.9       5.2
                                                  ---       ------------      ------------      -----     -----
COMMON STOCKS:
Advertising ................................        1          4,272,125         9,150,000        1.2       1.1
Aerospace/Defense ..........................        4         17,020,847        21,562,500        3.0       1.8
Apparel and Textiles .......................        1          2,634,496         5,793,750        0.8       1.2
Automotive and Related .....................        7         17,823,627        18,849,283        2.6       1.6
Chemicals ..................................        4         11,699,121        18,254,448        2.5       3.2
Computer Goods and Services ................        2          8,721,980         8,612,500        1.2        --
Construction ...............................        1          3,606,295         5,600,000        0.8       0.6
Consumer Goods and Services ................        9         28,692,118        49,639,274        6.8       9.1
Drugs and Health Care ......................        6         12,493,808        21,752,676        3.0       5.7
Electric and Gas Utilities .................        8         35,937,882        42,914,533        5.9       6.3
Electronics ................................        4         15,263,438        19,779,497        2.7       0.9
Energy .....................................        8         27,544,742        54,916,227        7.6       7.5
Environmental Services .....................        1          2,981,630         2,625,000        0.3        --
Finance and Insurance ......................       19         47,978,934        94,153,334       13.0      11.6
Food .......................................        6         25,032,928        42,150,000        5.8       5.0
Industrial Equipment .......................        7         24,969,427        35,667,590        4.9       3.3
Leisure and Entertainment ..................        2          1,450,152         1,621,526        0.2       0.1
Machinery ..................................        2          5,170,798         5,163,298        0.7        --
Metals and Mining ..........................        1          5,564,047         5,637,500        0.8        --
Office Equipment ...........................        1          3,099,900         8,175,000        1.1       1.1
Paper and Packaging ........................        4         16,177,151        18,727,876        2.6       2.4
Printing and Publishing ....................        3          6,603,522         9,965,128        1.4       2.8
Restaurants ................................        1          3,726,200         3,620,000        0.5       0.6
Retail Trade ...............................        4         11,636,303        13,651,922        1.9       5.3
Steel ......................................        3          9,588,251         8,598,750        1.2       0.6
Technology .................................       --                 --                --         --       0.6
Telecommunications .........................        4          4,650,665         4,465,691        0.6       3.2
Telephone Utilities ........................        3         13,692,860        16,250,000        2.2       1.2
Tobacco ....................................        2          7,132,352         8,134,413        1.1       2.1
Transportation .............................        3          5,642,997         6,389,891        0.9       1.7
Miscellaneous/Diversified ..................        3         10,163,225        19,034,375        2.6       3.7
                                                  ---       ------------      ------------      -----     -----
                                                  124        390,971,821       580,855,982       79.9      84.3
                                                  ---       ------------      ------------      -----     -----
Convertible Bonds ..........................       13         31,257,130        33,611,080        4.6       7.5
                                                  ---       ------------      ------------      -----     -----
Convertible Preferred Stocks ...............        6         18,115,852        18,416,250        2.6       3.0
                                                  ---       ------------      ------------      -----     -----
Net Assets .................................      147       $534,110,617      $726,649,126      100.0     100.0
                                                  ===       ============      ============      =====     =====



================================================================================
PERFORMANCE  COMPARISON  CHART                                 December 31, 1996
--------------------------------------------------------------------------------

This chart compares a $10,000 hypothetical investment made in Seligman Common Stock Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended December 31, 1996, to a $10,000 hypothetical investment made in the Standard & Poor's 500 Composite Stock Price Index (S&P
500) and the Lipper Growth & Income Funds Average (Lipper Growth & Income Average) for the same period. The performances of Seligman Common Stock Fund Class B and D shares are not shown in this chart, but are included in the table on page 7. It is important to keep in mind that the S&P 500 excludes the effect of any fees or sales charges, and the Lipper Growth & Income Average excludes the effect of sales charges.


         [The following table represents a chart in the printed piece]


                      SELIGMAN COMMON STOCK FUND -- CLASS A

                  With           Without                      Lipper Growth %
               Sales Charge   Sales Charge    S&P 500 Index   Income Average
               ------------   ------------    -------------   ---------------

12/31/86         9,524.85       10,000.00       10,000.00       10,000.00
                11,299.52       11,863.20       12,135.00       11,681.96
                11,460.68       12,032.41       12,744.18       12,034.89
                11,921.65       12,516.38       13,585.29       12,638.00
12/31/87         9,544.97       10,021.12       10,524.53       10,220.44
                10,024.39       10,524.46       11,123.37       10,958.59
                10,546.35       11,072.46       11,864.19       11,574.78
                10,441.89       10,962.79       11,904.53       11,613.72
12/31/88        10,506.98       11,031.13       12,272.38       11,857.87
                11,112.72       11,667.08       13,142.49       12,621.40
                11,758.16       12,344.72       14,302.97       13,525.41
                12,912.91       13,557.07       15,834.82       14,683.51
12/31/89        13,319.95       13,984.42       16,161.01       14,680.58
                13,190.36       13,848.37       15,674.57       14,323.63
                14,013.39       14,712.45       16,660.50       15,067.83
                11,569.06       12,146.20       14,371.35       13,073.50
12/31/90        12,801.99       13,440.63       15,659.02       14,049.64
                14,903.45       15,646.92       17,934.27       16,067.88
                14,598.63       15,326.90       17,893.03       16,014.81
                15,726.62       16,511.14       18,850.30       16,907.39
12/31/91        16,633.81       17,463.58       20,429.96       18,117.50
                16,911.90       17,755.54       19,913.08       18,119.32
                17,020.05       17,869.08       20,291.43       18,160.18
                17,491.43       18,363.98       20,930.61       18,629.22
12/31/92        18,440.47       19,360.36       21,983.42       19,737.67
                19,335.24       20,299.78       22,944.09       20,657.87
                19,800.57       20,788.32       23,056.52       20,852.18
                20,298.12       21,310.68       23,651.38       21,589.44
12/31/93        21,179.64       22,236.15       24,200.09       22,089.03
                20,185.13       21,192.05       23,282.91       21,437.35
                20,291.95       21,304.20       23,380.69       21,389.12
                21,089.57       22,141.60       24,524.01       22,308.41
12/31/94        20,779.52       21,816.08       24,519.11       21,960.39
                22,547.68       23,672.45       26,907.27       23,733.66
                24,187.02       25,393.57       29,476.91       25,637.64
                25,715.74       26,998.54       31,820.32       27,490.43
12/31/95        26,633.18       27,961.75       33,735.91       28,771.79
                27,983.94       29,379.89       35,547.53       30396.68
                28,974.29       30,419.64       37,140.06       31,421.53
                29,207.84       30,664.83       38,287.68       32,340.50
12/31/96        30,745.01       32,278.66       41,480.88       34,735.20


     Performance data quoted represent changes in prices and assume that all distributions within the period are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

================================================================================
SELIGMAN COMMON STOCK FUND, INC.
--------------------------------------------------------------------------------

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS*
For Periods Ended December 31, 1996

                                                                               AVERAGE ANNUAL
                                                               --------------------------------------------------
                                    CLASS B                                                              CLASS D
                                     SINCE                                                                SINCE
                                   INCEPTION     THREE          ONE          FIVE           10          INCEPTION
                                    4/22/96      MONTHS         YEAR         YEARS         YEARS          5/3/93
                                   ---------     ------        ------       -------       -------        --------
CLASS A
With Sales Charge                    n/a          0.25%         9.94%        11.97%        11.89%          n/a
Without Sales Charge                 n/a          5.26         15.44         13.07         12.43           n/a
CLASS B
With 5% CDSL                        4.21%         0.10           n/a           n/a           n/a           n/a
Without CDSL                        9.21          5.07           n/a           n/a           n/a           n/a
CLASS D
With 1% CDSL                         n/a          4.07         13.58           n/a           n/a           n/a
Without CDSL                         n/a          5.07         14.58           n/a           n/a         12.46%
S&P 500**                          15.00+         8.34         22.96         15.22         15.27         18.29++
LIPPER GROWTH &
   INCOME AVERAGE**                12.27+         7.40         20.73         13.89         13.25         15.75++


NET ASSET VALUE
                    DECEMBER 31, 1996   SEPTEMBER 30, 1996    JUNE 30, 1996   MARCH 31, 1996      DECEMBER 31, 1995
                  -------------------- --------------------- --------------  ----------------   --------------------
CLASS A                 $14.89                $15.00             $14.97           $14.83             $14.19
CLASS B                  14.87                 14.97              14.93            14.80+++             n/a
CLASS D                  14.87                 14.97              14.93            14.80              14.16


DIVIDEND AND CAPITAL GAIN INFORMATION
For the Year Ended December 31, 1996
                                                                                         CAPITAL GAIN
                                                                             ------------------------------------
                                     DIVIDENDS PAID      CAPITAL GAINS PAID      REALIZED          UNREALIZED o
                                   ------------------  ----------------------- ------------      ---------------
CLASS A                                   $0.340              $1.115              $1.287             $3.945
CLASS B                                    0.156***            1.115               1.287              3.945
CLASS D                                    0.213               1.115               1.287              3.945

The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.


----------------

* Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the 0.25% Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
** The S&P 500 and the Lipper Growth & Income Average are unmanaged benchmarks that assume investment of dividends. The S&P 500 does not reflect fees and sales charges and the Lipper Growth & Income Average does not reflect sales charges. The monthly performance of the Lipper Growth & Income Average is used in the Performance Comparison Chart and the Investment Results per Share. Investors may not invest directly in an index or an average.
*** For the period April 22, 1996, to December 31, 1996.
  + From April 30, 1996.
 ++ From April 30, 1993.
+++ As of April 22, 1996.
o Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1996.

================================================================================
SELIGMAN COMMON STOCK FUND, INC.
--------------------------------------------------------------------------------



LARGEST PORTFOLIO CHANGES
During Past Three Months

                                        SHARES
                                ------------------------
                                              HOLDINGS
ADDITIONS                         INCREASE    12/31/96
-----------                      ----------- -----------
Automatic Data Processing ....     100,000     100,000
Burlington Northern Santa Fe .      40,000      40,000
Cooper Industries ............      75,000     150,000
Electronic Data Systems ......     100,000     100,000
Ford Motor ...................     100,000     100,000
Hercules .....................     100,000     100,000
Mead .........................     100,000     100,000
Parker-Hannifin ..............      75,000      75,000
Raytheon .....................     150,000     150,000
Vishay Intertechnology .......     200,000     200,000




                                        SHARES
                                ------------------------
                                              HOLDINGS
REDUCTIONS                        DECREASE    12/31/96
-------------                    ----------- -----------
Bard (C.R.) ..................     150,000          --
Coca-Cola ....................     150,000          --
Conrail ......................      50,000          --
Fleet Financial Group ........     150,000          --
General Electric .............      50,000     100,000
Philip Morris ................      75,000          --
Schering-Plough ..............     140,000      75,000
Sears, Roebuck ...............     100,000          --
Unicom .......................     250,000          --
U.S. West ....................     200,000          --


Largest portfolio changes from previous quarter to current quarter are based on cost of purchases and proceeds from sales of securities.





LARGEST PORTFOLIO HOLDINGS
At December 31, 1996

SECURITY                                      VALUE
---------                                 ------------
Royal Dutch Petroleum ..................   $11,098,750
American International Group ...........    10,825,000
Bank of New York .......................    10,125,000
General Electric .......................     9,887,500
Sara Lee ...............................     9,312,500
Corning (Delaware) .....................     9,250,000
Colgate-Palmolive ......................     9,225,000
Omnicom Group ..........................     9,150,000
PanEnergy ..............................     9,000,000
Bankers Trust ..........................     8,625,000

================================================================================
SELIGMAN COMMON STOCK FUND, INC.
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1996
DIVIDEND AND GAIN DISTRIBUTIONS
FOR TAXABLE ACCOUNTS

The quarterly dividends paid to Class A, B, and D shareholders in 1996 are taxable as ordinary income for federal tax purposes. It makes no difference whether you received them in cash or in shares. Under the Internal Revenue Code, 70% of the dividends paid to Class A, B, and D shareholders has been designated as qualifying for the dividend received deduction available to corporate shareholders. In order to claim the dividend received deduction for this distribution, corporate shareholders must have held the Fund's shares for at least 46 days.

     A distribution of $0.292 per share from 1995 undistributed net realized gain, consisting of $0.265 from net long-term and $0.027 from net short-term gain realized on investments, was paid June 26, 1996, to Class A, B, and D shareholders. On November 22, 1996, a distribution of $0.823 per share, consisting of $0.813 from net long-term and $0.010 from net short-term gain realized on investments in 1996, was paid to Class A, B, and D shareholders. The distributions from net long-term gain are designated as "capital gain dividends" for federal income tax purposes and are taxable to shareholders in 1996 as a long-term gain from the sale of capital assets, no matter how long your shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less from date of purchase, any loss on the sale would be treated as long-term to the extent it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

     If the distributions were paid in shares, the per share cost basis for federal income tax purposes is $14.86 for Class A shares, and $14.82 for Class B and D shares for the June 26 distribution, and $15.05 for Class A shares, and $15.00 for Class B and Class D shares for the November 22 distribution.

     A year-end statement of account showing activity for 1996, a Form 1099-DIV, and if applicable, a Form 1099-B have been mailed to each shareholder. The Form 1099-B shows the proceeds of any redemp-tions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amounts of the distributions on investments paid to the shareholder during the year.

================================================================================
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                           SHARES          VALUE
                                           ------          -----
COMMON STOCKS 79.9%
ADVERTISING 1.2%
Omnicom Group
   Worldwide advertising
   agencies............................    200,000    $  9,150,000

AEROSPACE/DEFENSE 3.0%
General Dynamics
   Diversified defense contractor .....     50,000       3,525,000
General Motors (Class H)
   Diversified aerospace
   manufacturer--missiles,
   satellites, and communication
   systems.............................     75,000       4,218,750
Raytheon
   Producer of defense and
   commercial electronics..............    150,000       7,218,750
United Technologies
   Manufacturer of elevators,
   jet engines, flight systems,
   and automotive parts................    100,000       6,600,000
                                                      ------------
                                                        21,562,500
                                                      ------------
APPAREL AND TEXTILES 0.8%
Liz Claiborne
   Designer and distributor of
   women's apparel.....................    150,000       5,793,750
                                                      ------------
AUTOMOTIVE AND
   RELATED 2.6%
Autoliv (ADRs)+
   Swedish supplier of safety
   restraint systems...................     20,000         870,000
Borg-Warner Automotive
   Manufacturer of automotive
   powertrain components...............      6,200         238,700
Echlin
   Manufacturer of brakes and
   auto replacement parts..............    200,000       6,325,000
Federal-Mogul
   Manufacturer of transmission
   products............................    100,000       2,200,000
Ford Motor
   Manufacturer of automobiles,
   trucks, and related parts...........    100,000       3,187,500
Genuine Parts
   Supplier of retail and
   wholesale automotive parts..........    100,000       4,450,000
Volkswagen (ADRs)
   German manufacturer of
   automobiles.........................     19,000       1,578,083
                                                      ------------
                                                        18,849,283
                                                      ------------
CHEMICALS 2.5%
Bayer
   German producer of specialty
   chemicals, pharmaceuticals,
   and plastics........................     76,000       3,081,948
Dow Chemical
   Diversified chemicals...............    100,000       7,837,500
Hercules
   Manufacturer of specialty
   chemicals...........................    100,000       4,325,000
Olin
   Chemicals; defense products
   and ammunition; metals..............     80,000       3,010,000
                                                      ------------
                                                        18,254,448
                                                      ------------
COMPUTER GOODS
   AND SERVICES 1.2%
Automatic Data Processing
   Provider of data processing
   services............................    100,000       4,287,500
Electronic Data Systems
   Provider of computer
   systems and services................    100,000       4,325,000
                                                      ------------
                                                         8,612,500
                                                      ------------
CONSTRUCTION 0.8%
Sherwin-Williams
   Paints and allied products..........    100,000       5,600,000
                                                      ------------

CONSUMER GOODS
   AND SERVICES 6.8%
Adidas
   German manufacturer
   of sporting equipment
   and footwear........................     13,646       1,178,518
Allied Domecq
   International food, drink, and
   hospitality group in the UK.........    230,000       1,798,039
Christian Dior
   French holding company for
   LVMH Moet Hennessy..................     10,000       1,612,717
Colgate-Palmolive
   Household and personal care
   products............................    100,000       9,225,000
Eastman Kodak
   Film and chemicals..................    100,000       8,025,000

-----------------------
See footnotes on page 15.

================================================================================
                                                               December 31, 1996
--------------------------------------------------------------------------------

                                           SHARES          VALUE
                                           ------          -----
CONSUMER GOODS
   AND SERVICES (continued)
First Brands
   Manufacturer of consumer
   products for homes and
   automobiles.........................    200,000    $  5,675,000
International Flavors &
Fragrances
   Developer and manufacturer
   of flavor and fragrance
   products............................    150,000       6,750,000
PepsiCo
   Soft drinks, consumer
   products............................    250,000       7,312,500
Procter & Gamble
   Household and personal care
   products............................     75,000       8,062,500
                                                      ------------
                                                        49,639,274
                                                      ------------
DRUGS AND
   HEALTH CARE 3.0%
Abbott Laboratories
   Diversified health care
   products............................     75,000       3,806,250
American Home Products
   Pharmaceuticals, food, and
   housewares..........................     60,000       3,517,500
Baxter International, Inc.
   Manufacturer and distributor
   of hospital and laboratory
   products............................     80,000       3,280,000
Bristol-Myers Squibb
   Health and personal care
   products............................     40,000       4,350,000
Novartis*
   Swiss manufacturer of
   pharmaceuticals.....................      1,700       1,942,676
Schering-Plough
   Pharmaceuticals, health and
   personal care products...............    75,000       4,856,250
                                                      ------------
                                                        21,752,676
                                                      ------------
ELECTRIC AND
   GAS UTILITIES 5.9%
Central & South West
   Electric utility.....................   250,000       6,406,250
CINergy
   Holding company for a
   producer, transmitter, and
   distributor of electricity...........   250,000       8,343,750
Empresa Nacional de
Electricidad (ADRs)
   Spanish electric utility.............    50,000       3,500,000
Entergy
   Electric utility.....................   250,000       6,937,500
Hong Kong Electric
   Regional natural gas producer
   and distributor in Hong Kong......... 1,800,000       5,980,994
PECO Energy
   Provider of gas and electricity
   to southeast Pennsylvania............   140,000       3,535,000
VEBA
   Provider of electric energy
   in Germany...........................    45,000       2,586,039
Williams Cos.
   Oil and gas production and
   pipeline.............................   150,000       5,625,000
                                                      ------------
                                                        42,914,533
                                                      ------------
ELECTRONICS 2.7%
AMP
   Manufacturer of electronic
   connectors and systems...............   166,700       6,397,113
Kemet*
   Manufacturer and supplier
   of capacitors........................   124,000       2,759,124
Motorola
   Producer of semiconductors
   and communications
   equipment............................   100,000       6,137,500
Vishay Intertechnology*
   Electronic resistive systems.........   200,000       4,485,760
                                                      ------------
                                                        19,779,497
                                                      ------------
ENERGY 7.6%
Atlantic Richfield
   Oil producer and
   West Coast marketer..................    50,000       6,625,000
Enron
   Pipeline exploration
   and production.......................   150,000       6,468,750
Mobil
   International oil enterprise.........    50,000       6,112,500
PanEnergy
   Producer of oil and gas..............   200,000       9,000,000

-----------------------
See footnotes on page 15.                                                     11

================================================================================
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                           SHARES          VALUE
                                           ------          -----
ENERGY (continued)
Royal Dutch Petroleum
   International oil services
   in the Netherlands...................    65,000    $ 11,098,750
Schlumberger
   Worldwide energy enterprise..........    75,000       7,490,625
Texaco
   International oil company............    70,000       6,868,750
Total (Class B)
   International oil enterprise
   in France............................    15,396       1,251,852
                                                      ------------
                                                        54,916,227
                                                      ------------
ENVIRONMENTAL
   SERVICES 0.3%
Browning-Ferris Industries
   Solid and liquid waste
   management services..................   100,000       2,625,000
                                                      ------------

FINANCE AND
   INSURANCE 13.0%
Ahmanson (H.F.)
   Owner of savings institution
   in the US............................   150,000       4,875,000
American International
Group
   International insurance holding
   company..............................   100,000      10,825,000
Aon
   Accident, health, and life
   insurance............................   100,000       6,212,500
AXA-UAP
   French provider of financial
   services and insurance...............    20,045       1,274,538
Banco de Santander (ADSs)....
   Retail banking, financial,
   and financial investment
   services in Spain....................    50,000       3,198,860
Bank of New York
   Commercial bank......................   300,000      10,125,000
Bankers Trust
   Commercial bank......................   100,000       8,625,000
Citicorp
   Global commercial bank...............    50,000       5,150,000
Federal National Mortgage
Association
   Mortgage financing...................   200,000       7,450,000
General Re
   Property casualty reinsurer..........    50,000       7,887,500
Great Western Financial
   Savings and loan in California
   and Florida..........................   200,000       5,800,000
Grupo Financiero Banamex
Accival (Class B)
   Financial company involved
   in banking and stockbroking
   in Mexico............................   551,000       1,150,217
Household International
   Consumer loans, credit cards,
   equity loans, and life
   insurance............................    40,000       3,690,000
HSBC Holdings
   UK provider of banking and
   financial services...................    50,000       1,069,882
ING Groep
   Banking and insurance
   services group in the
   Netherlands..........................   100,636       3,621,801
Irish Life
   Provider of  insurance and
   related products in the UK...........   380,000       1,766,786
Mellon Bank
   Commercial banking...................    70,000       4,970,000
National Australia Bank
(ADRs)
   Commercial bank
   in Australia.........................    50,000       2,943,750
St. Paul Companies
   Property and casualty
   insurance............................    60,000       3,517,500
                                                      ------------
                                                        94,153,334
                                                      ------------
FOOD 5.8%
Campbell Soup
   Canned soup and other food
   products............................    100,000       8,025,000
ConAgra
   Prepared foods and
   agricultural products...............    150,000       7,462,500
CPC International
   International food processor........    100,000       7,750,000
General Mills
   Consumer foods......................    100,000       6,337,500
Sara Lee
   Processed foods, consumer
   products............................    250,000       9,312,500
Sysco
   Food distributor....................    100,000       3,262,500
                                                      ------------
                                                        42,150,000
                                                      ------------
-----------------------
See footnotes on page 15.

================================================================================
                                                               December 31, 1996
--------------------------------------------------------------------------------

                                           SHARES          VALUE
                                           ------          -----
INDUSTRIAL EQUIPMENT 4.9%
BTR
   Global UK company that
   manufactures a broad range
   of industrial goods.................    320,000    $  1,556,320
Cooper Industries
   Manufacturer of electrical,
   industrial, and automotive
   products............................    150,000       6,318,750
Emerson Electric
   Electric motors, hand-held tools,
   and miscellaneous electric
   equipment...........................     50,000       4,837,500
General Electric
   Electrical equipment................    100,000       9,887,500
General Signal
   Electrical equipment................    200,000       8,550,000
Mannesmann
   Plant and machinery
   construction; trading;
   automotive technology
   in Germany..........................      4,000       1,720,000
Pacific Dunlop
   Australian diversified
   manufacturing company...............  1,100,000       2,797,520
                                                      ------------
                                                        35,667,590
                                                      ------------
LEISURE AND
   ENTERTAINMENT 0.2%
Mandarin Oriental
   Owner and operator of major
   hotels throughout Asia
   in Hong Kong........................    300,000         423,000
Television Broadcast
   Television producer and
   broadcaster in the UK...............    300,000       1,198,526
                                                      ------------
                                                         1,621,526
                                                      ------------
MACHINERY 0.7%
Ingersoll-Rand
   Manufacturer of machinery,
   equipment, bearings,
   and tools...........................     50,000       2,245,175
Parker-Hannifin
   Manufacturer of
   motion-control products.............     75,000       2,918,123
                                                      ------------
                                                         5,163,298
                                                      ------------
METALS AND MINING 0.8%
Reynolds Metals
   Manufacturer of finished
   aluminum products...................    100,000   $   5,637,500
                                                      ------------
OFFICE EQUIPMENT 1.1%
Pitney Bowes
   Postage meters, office
   equipment...........................    150,000       8,175,000
                                                      ------------
PAPER AND
   PACKAGING 2.6%
International Paper
   Paper and paper products,
   specialty products, wood
   and timber..........................    175,000       7,065,625
Kimberly-Clark
   Consumer paper products,
   newsprint...........................     50,000       4,762,500
Mead
   Manufacturer of paper, lumber
   and wood products...................    100,000       5,812,500
Stora Kopparbergs (Class B)
   Manufacturer of forestry
   products in Sweden..................     80,000       1,087,251
                                                      ------------
                                                        18,727,876
                                                      ------------
PRINTING AND
   PUBLISHING 1.4%
Elsevier
   Global printer and publisher of
   professional trade journals and
   magazines in the Netherlands........    130,000       2,196,378
Knight-Ridder Newspapers
   Newspapers, business
   information services................    100,000       3,825,000
Tribune
   Book publishing,
   newsprint operations................     50,000       3,943,750
                                                      ------------
                                                         9,965,128
                                                      ------------

RESTAURANTS 0.5%
McDonald's
   Fast-food restaurants...............     80,000       3,620,000
                                                      ------------
RETAIL TRADE 1.9%
May Department Stores
   Department store chain..............    100,000       4,675,000
Tesco
   Supermarket chain in the UK.........    184,600       1,120,672

-----------------------
See footnotes on page 15.                                                     13

================================================================================
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                           SHARES          VALUE
                                           ------          -----
RETAIL TRADE (continued)
Wal-Mart
   Discount retail chain...............    200,000     $ 4,575,000
Woolworth
   Discount and variety retailer.......    150,000       3,281,250
                                                      ------------
                                                        13,651,922
                                                      ------------
STEEL 1.2%
Nucor
   Mini-mill steel
   production..........................     60,000       3,060,000
Pohang Iron & Steel (ADRs)
   Korean steel manufacturer...........     40,000         810,000
Worthington Industries
   Manufacturer of metal
   and plastic products................    260,000       4,728,750
                                                      ------------
                                                         8,598,750
                                                      ------------
TELECOMMUNICATIONS 0.6%
Alcatel Alsthom
   Communications systems;
   energy; transportation in
   France..............................     17,000       1,365,240
Indosat (ADRs)
   International
   telecommunications in
   Indonesia...........................     13,100         358,613
Tele Danmark (ADSs)
   Domestic and international
   phone services in Denmark...........     70,000       1,907,500
Telecom Italia-Di Risp
   Telecommunications
   services in Italy...................    585,000         834,338
                                                      ------------
                                                         4,465,691
                                                      ------------
TELEPHONE UTILITIES 2.2%
ALLTEL
   Telecommunications/data
   processing services.................    250,000       7,843,750
Frontier
   Telephone utility...................    200,000       4,525,000
SBC Communications
   Provider of telephone services,
   primarily in the Midwest............     75,000       3,881,250
                                                      ------------
                                                        16,250,000
                                                      ------------
TOBACCO 1.1%
B.A.T. Industries
   UK financial services and
   tobacco company.....................    200,000      1,659,413


                                         SHARES OR
                                        PRIN. AMOUNT
                                        ------------
UST Inc.
   Tobacco and beverages...............    200,000 shs.  6,475,000
                                                      ------------
                                                         8,134,413
                                                      ------------
TRANSPORTATION 0.9%
British Airways (ADRs)
   International airline in
   the UK..............................     21,000       2,142,000
Burlington Northern Santa Fe
   Freight railroad system.............     40,000       3,492,264
Jurong Shipyard
   Ship repair company in
   Singapore...........................    150,000         755,627
                                                      ------------
                                                         6,389,891
                                                      ------------
MISCELLANEOUS/
   DIVERSIFIED 2.6%
Corning (Delaware)
   Specialty glass products............    200,000       9,250,000
Minnesota Mining &
Manufacturing
   Consumer and industrial goods
   and services........................     50,000       4,143,750
Tenneco
   Natural gas pipelines; ship-
   building; auto parts; chemicals;
   plastic packaging...................    125,000       5,640,625
                                                      ------------
                                                        19,034,375
                                                      ------------
TOTAL COMMON STOCKS
   (Cost $390,971,821) ................                580,855,982
                                                      ------------


CONVERTIBLE BONDS   4.6%

INSURANCE 0.1%
Liblife International
   6 1/2%, 9/30/2004................... $1,000,000       1,144,375
                                                      ------------

LEISURE AND RELATED 0.3%
Bell Sports
   4 1/4%, 11/15/2000..................  2,500,000       1,937,500
                                                      ------------

RETAIL TRADE 0.7%
The Pep Boys
   4%, 9/1/1999........................  5,000,000       5,012,500
                                                      ------------

TECHNOLOGY 1.7%
Bay Networks
   5 1/4%, 5/15/2003+ .................  3,500,000       3,158,750
BroadBand Technologies
   5%, 5/15/2001+ .....................  4,250,000       3,251,250

-----------------------
See footnotes on page 15.

================================================================================
                                                               December 31, 1996
--------------------------------------------------------------------------------

                                         PRIN. AMT.
                                         OR SHARES         VALUE
                                        ------------       -----
TECHNOLOGY (continued)
Data General
   7 3/4%, 6/1/2001..................... $ 3,000,000   $  3,090,000
Xilinx
   5 1/4%, 11/1/2002+ .................   3,000,000       2,985,000
                                                       ------------
                                                         12,485,000
                                                       ------------
TRANSPORTATION 0.2%
Nippon Yusen (Japan)
   2%, 9/29/2000....................... 140,000,000**     1,313,405
                                                       ------------

MISCELLANEOUS/
   DIVERSIFIED 1.6%
Cirrus Logic*
   6%, 12/15/2003...................... $   580,000         531,425
MascoTech
   4 1/2%, 12/15/2003..................   3,000,000       2,437,500
Teco Electric & Machinery
   2 3/4%, 4/15/2004....................  1,500,000       1,119,375
Thermo Electron
   5%, 4/15/2001+ .....................   3,000,000       5,430,000
TriMas
   5%, 8/1/2003........................   2,000,000       2,200,000
                                                       ------------
                                                         11,718,300
                                                       ------------
TOTAL CONVERTIBLE BONDS
   (Cost $31,257,130) .................                  33,611,080
                                                       ------------

CONVERTIBLE
   PREFERRED STOCKS 2.6%

INSURANCE 0.7%
Alexander & Alexander
    (Series A) $3.625+ ................   100,000 shs.    5,200,000
                                                       ------------
PAPER 0.3%
International Paper $4.00+ ...........     40,000         1,830,000
                                                       ------------
RETAIL TRADE 0.5%
Kmart Financing 73/4%.................     75,000         3,656,250
                                                       ------------
TELECOMMUNICATIONS 0.2%
Mobile Telecommunication
Technologies $2.25+ ..................     75,000         1,368,750
                                                       ------------
TRANSPORTATION 0.9%
GATX $3.875...........................     70,000         4,086,250
Sea Containers $4.00..................     50,000         2,275,000
                                                       ------------
                                                          6,361,250
                                                       ------------

                                         PRINCIPAL
                                           AMOUNT
                                        ------------
TOTAL CONVERTIBLE
   PREFERRED STOCKS
   (Cost $18,115,852) ................                   18,416,250
                                                      -------------

SHORT-TERM HOLDINGS 15.8%
Canadian Imperial Bank of
Commerce (Canada), Grand
 Cayman Fixed Time Deposit,
   6 1/2%, 1/2/1997....................$29,000,000       29,000,000
First National Bank of
Chicago, Grand Cayman Fixed
 Time Deposit,
   6 1/4%, 1/2/1997.................... 29,000,000       29,000,000
National Westminster Bank,
 Nassau Fixed Time Deposit,
   6 1/2%, 1/2/1997.................... 29,000,000       29,000,000
Republic National Bank of
New York, Grand Cayman
 Fixed Time Deposit,
   6 3/4%, 1/2/1997.................... 28,095,000       28,095,000
                                                       ------------
TOTAL SHORT-TERM
   HOLDINGS
   (Cost $115,095,000).................                 115,095,000
                                                       ------------
TOTAL INVESTMENTS 102.9%
   (Cost $555,439,803) ................                 747,978,312

OTHER ASSETS LESS
   LIABILITIES (2.9)%  ................                 (21,329,186)
                                                       ------------

NET ASSETS    100.0%  .................                $726,649,126
                                                       ============

----------------------
  *Non-income producing security.
 **Principal amount reported in Japanese yen.
  +Rule 144A security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                            December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at value:
    Common stocks and convertible securities (cost $440,344,803) ......      $632,883,312
    Short-term holdings (cost $115,095,000) ...........................       115,095,000       $ 747,978,312
                                                                             ------------

Cash...................................................................                             2,448,838
Receivable for dividends and interest .................................                             1,470,327
Receivable for Capital Stock sold .....................................                               769,854
Investment in, and expenses prepaid to, shareholder service agent .....                               162,748
Other..................................................................                                39,793
                                                                                                -------------
TOTAL ASSETS ..........................................................                           752,869,872
                                                                                                -------------

LIABILITIES:
Payable for securities purchased.......................................                            24,450,051
Payable for Capital Stock repurchased..................................                               606,208
Accrued expenses, taxes, and other.....................................                             1,164,487
                                                                                                -------------
TOTAL LIABILITIES .....................................................                            26,220,746
                                                                                                -------------
NET ASSETS  ...........................................................                          $726,649,126
                                                                                                =============


COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.50 par value; 500,000,000 shares authorized;
   48,806,308 shares outstanding):
   Class A.............................................................                         $  22,035,976
   Class B.............................................................                               216,927
   Class D.............................................................                             2,150,251
Additional paid-in capital.............................................                           484,194,169
Undistributed net investment income....................................                             1,123,357
Undistributed net realized gain........................................                            24,386,959
Net unrealized appreciation of investments.............................                           191,659,367
Net unrealized appreciation on translation of assets and liabilities
  denominated in foreign currencies....................................                               882,120
                                                                                                -------------
NET ASSETS ............................................................                          $726,649,126
                                                                                                =============
NET ASSET VALUE PER SHARE:
   CLASS A ($656,260,287 / 44,071,952 SHARES)..........................                                $14.89
                                                                                                       ======
   CLASS B ($6,450,530  / 433,854 SHARES)..............................                                $14.87
                                                                                                       ======
   CLASS D ($63,938,309 / 4,300,502 SHARES)............................                                $14.87
                                                                                                       ======

----------------------------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS                                        December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends......................................................  $19,102,268
Interest.......................................................    4,921,331
Other..........................................................      404,872
                                                                 -----------

TOTAL INVESTMENT INCOME (net of foreign taxes
   withheld of $208,484) ......................................                      $24,428,471

EXPENSES:
Management fee.................................................    4,516,946
Distribution and service fees..................................    2,092,766
Shareholder account services...................................    1,131,395
Custody and related services...................................      230,000
Registration...................................................      139,916
Shareholder reports and communications.........................      129,360
Auditing and legal fees........................................       80,682
Directors' fees and expenses...................................       38,252
Shareholders' meeting..........................................       27,193
Miscellaneous..................................................       49,424
                                                                 -----------
TOTAL EXPENSES ................................................                        8,435,934
                                                                                     -----------
   Net Investment Income.......................................                       15,992,537

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments...............................   62,861,837
Net realized loss from foreign currency transactions...........       (9,298)
Net change in unrealized appreciation of investments...........   20,969,267
Net change in unrealized appreciation on translation of
    assets and liabilities denominated
    in foreign currencies......................................     (158,076)
                                                                 -----------

Net Gain on Investments and Foreign Currency Transactions......                       83,663,730
                                                                                     -----------
Increase in Net Assets from Operations.........................                      $99,656,267
                                                                                     ===========



---------------------------
See Notes to Financial Statements.

================================================================================
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    YEAR ENDED DECEMBER 31,
                                                 -------------------------------
                                                      1996             1995
                                                 --------------   --------------
OPERATIONS:
Net investment income.......................     $ 15,992,537      $ 15,264,706
Net realized gain on investments............       62,861,837        55,017,101
Net realized gain (loss) from foreign
  currency transactions.....................           (9,298)          225,127
Net change in unrealized appreciation
  of investments............................       20,969,267        76,349,692
Net change in unrealized appreciation on
  translation of assets and liabilities
  denominated in foreign currencies.........         (158,076)          351,103
                                                 ------------      ------------
Increase in net assets from operations......       99,656,267       147,207,729
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:......................
 Class A....................................      (14,590,224)      (14,964,866)
 Class B....................................          (34,814)               --
 Class D....................................         (813,879)         (491,306)
Net realized gain on investments:
 Class A....................................      (47,224,171)      (38,904,062)
 Class B....................................         (297,882)               --
 Class D....................................       (4,385,491)       (2,848,693)
                                                 ------------      ------------
Decrease in net assets from distributions...      (67,346,461)      (57,208,927)
                                                 ------------      ------------

                                                          (Continued on page 19)

================================================================================
STATEMENT OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------


                                                        SHARES
                                          ----------------------------------
                                                YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                          ----------------------------------     -------------------------------------
CAPITAL SHARE TRANSACTIONS:*                    1996              1995                  1996              1995
                                           --------------    --------------       ----------------  ----------------
Net proceeds from sale of shares:
 Class A.................................      2,178,472         2,595,379         $   32,299,564    $   35,934,717
 Class B.................................        430,908                --              6,449,796                --
 Class D.................................      1,319,042         1,887,144             19,486,806        26,182,816
Investment of dividends:
 Class A.................................        527,914           540,438              7,838,581         7,493,573
 Class B.................................          2,114                --                 31,288                --
 Class D.................................         50,273            29,748                745,246           415,449
Exchanged from associated Funds:
 Class A.................................      5,995,029         2,312,459             89,181,764        33,357,990
 Class B.................................          9,871                --                146,507                --
 Class D.................................        481,390           629,898              7,120,548         9,013,077
Shares issued in payment of
 gain distributions:
 Class A.................................      2,201,193         1,917,613             33,016,448        26,922,726
 Class B.................................         17,548                --                262,950                --
 Class D.................................        273,306           192,465              4,087,158         2,696,370
                                             -----------      ------------         --------------     -------------
Total....................................     13,487,060        10,105,144            200,666,656       142,016,718
                                             -----------      ------------         --------------     -------------
Cost of shares repurchased:
 Class A.................................     (4,436,075)       (3,546,666)           (65,928,248)      (49,307,504)
 Class B.................................         (5,175)               --                (77,652)               --
 Class D.................................       (502,645)         (213,657)            (7,458,967)       (2,986,437)
Exchanged into associated Funds:
 Class A.................................     (5,701,122)       (2,672,563)           (84,564,193)      (37,994,566)
 Class B.................................        (21,412)               --               (324,343)               --
 Class D.................................       (610,189)         (430,578)            (8,937,833)       (6,135,330)
                                             -----------      ------------         --------------     -------------
Total....................................    (11,276,618)       (6,863,464)          (167,291,236)      (96,423,837)
                                             -----------      ------------         --------------     -------------
Increase in net assets from
   capital share transactions ...........      2,210,442         3,241,680             33,375,420        45,592,881
                                             ===========      ============         --------------     -------------
Increase in Net Assets....................................................             65,685,226       135,591,683
NET ASSETS:
Beginning of year.........................................................            660,963,900       525,372,217
                                                                                   --------------     -------------
End of year (including undistributed net investment income of
   $1,123,357 and $537,697, respectively).................................           $726,649,126      $660,963,900
                                                                                   ==============     =============

-----------------------
*The Fund began offering Class B shares on April 22, 1996.
 See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Seligman Common Stock Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. Investments in common stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. The books and records of the Fund are maintained in US dollars. The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollars at the closing daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

        The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1996, distribution and service fees were the only class-specific expenses.

================================================================================

--------------------------------------------------------------------------------

f. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1996, amounted to $361,296,187 and $438,807,053, respectively.

   At December 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $203,126,166 and $10,587,657, respectively.

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.60% per annum of the next $1 billion of the Fund's average daily net assets, and 0.55% per annum of the Fund's average daily net assets in excess of $2 billion. Prior to January 1, 1996, the management fee rate was calculated on a sliding scale of 0.50% to 0.44%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund's average daily net assets. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, is entitled to a portion of the Manager's fee for acting as Subadviser for certain of the international investments of the Fund.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $102,883 from sales of Class A shares, after commissions of $797,266 paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1996, fees incurred aggregated $1,516,877, or 0.24% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

   With respect to Class B shares, a distribution fee of up to 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provided funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 1996, fees in-curred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $20,276 and $555,613, respectively.

   The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1996, such charges amounted to $15,668.

   The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B share distribution fees retained by the Distributor for the year ended December 31, 1996, was $16,591.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1996, Seligman Services, Inc. received commissions of $21,997 from sales of Fund shares. Seligman Services, Inc. also received distribution and service fees of $448,975 pursuant to the Plan.

   Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $1,131,236 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $22,506.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   Fees of $23,000 were incurred by the Fund for legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1996, of $176,853 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   The total return based on net asset value measures each Class's performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.

   Average commission rate paid represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.


                                                                            CLASS A
                                                        --------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------
                                                        1996o     1995o     1994o     1993      1992
                                                        -----     -----     -----     ----      ----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year ............        $14.19    $12.12    $13.47    $12.79    $12.54
                                                       ------    ------    ------    ------    ------
Net investment
income ........................................           .35       .36       .38        39       .39
Net realized and unrealized
  investment gain (loss) ......................          1.81      3.00      (.64)     1.49       .95
Net realized and unrealized gain on
  foreign currency transactions ...............            --       .01        --        --        --
                                                       ------    ------    ------    ------    ------
Increase (decrease) from investment
  operations ..................................          2.16      3.37      (.26)     1.88      1.34
Dividends paid ................................          (.34)     (.36)     (.37)     (.38)     (.39)
Distributions from net gain realized...........         (1.12)     (.94)     (.72)     (.82)     (.70)
                                                       ------    ------    ------    ------    ------
Net increase (decrease) in net asset value ....           .70      2.07     (1.35)      .68       .25
                                                       ------    ------    ------    ------    ------
Net asset value, end of year ..................        $14.89    $14.19    $12.12    $13.47    $12.79
                                                       ======    ======    ======    ======    ======

TOTAL RETURN BASED
  ON NET ASSET VALUE:..........................         15.44%    28.17%    (1.89)%   14.86%    10.86%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ................          1.15%      .93%      .85%       87%      .75%
Net investment income to average net assets ...          2.36%     2.56%     2.93%     2.86%     3.00%
Portfolio turnover ............................         56.10%    46.08%    57.17%    54.37%    46.78%
Average commission rate paid ..................         $.0554
Net assets, end of year (000s omitted) ........       $656,260  $614,400  $510,956  $553,222  $514,069



------------------
See footnotes on page 24.

================================================================================
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                CLASS B                             CLASS D
                                               ---------     -------------------------------------------------------
                                                4/22/96*                YEAR ENDED DECEMBER 31,            5/3/93*
                                                  TO         ------------------------------------------      TO
                                               12/31/96o         1996o          1995o          1994o      12/31/93
                                              ----------        -------        -------        ------     -----------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period...........  $14.80         $14.16          $12.07         $13.46        $13.29
                                                 ------         ------          ------         ------        ------
Net investment income..........................     .15            .24             .24            .22           .18
Net realized and unrealized
   investment gain (loss)......................    1.20           1.80            3.00           (.66)         1.02
Net realized and unrealized gain on
   foreign currency transactions...............      --             --            0.01             --            --
                                                 ------         ------          ------         ------        ------
Increase (decrease) from investment
   operations..................................    1.35           2.04            3.25           (.44)         1.20
Dividends paid.................................    (.16)          (.21)           (.22)          (.23)         (.21)
Distributions from net gain realized...........   (1.12)         (1.12)           (.94)          (.72)         (.82)
                                                 ------         ------          ------         ------        ------
Net increase (decrease) in net asset value.....     .07            .71            2.09          (1.39)          .17
                                                 ------         ------          ------         ------        ------
Net asset value, end of period.................  $14.87         $14.87          $14.16         $12.07        $13.46
                                                 ======         ======          ======         ======        ======
TOTAL RETURN BASED
   ON NET ASSET VALUE:                            9.21%         14.58%          27.17%        (3.24)%         9.09%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets.................   1.92%+         1.91%           1.72%          1.96%         2.02%+
Net investment income to average net assets....   1.55%+         1.61%           1.80%          1.68%         1.83%+
Portfolio turnover.............................  56.10%++       56.10%          46.08%         57.17%        54.37%+++
Average commission rate paid...................  $.0554++       $.0554
Net assets, end of period (000s omitted).......  $6,451        $63,938         $46,564        $14,416        $5,667

------------------
   * Commencement of offering of shares.
   o Per share amounts for the  years/period  ended December 31, 1996,  1995, and
     1994, are calculated based on average shares outstanding.
   + Annualized.
  ++ For the year ended December 31, 1996.
 +++ For the year ended December 31, 1993.
See Notes to Financial Statements.


================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


The Board of Directors and Shareholders,
Seligman Common Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Common Stock Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the Fund's custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 31, 1997

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

FRED E. BROWN
Director and Consultant,
  J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2, 4
Dean, Fletcher School of Law and
  Diplomacy at Tufts University
Director, USLIFE Corporation

ALICE S. ILCHMAN 3, 4
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

JOHN E. MEROW
Senior Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2, 4
Director or Trustee,
  Various Organizations

WILLIAM C. MORRIS 1
Chairman
Chairman of the Board,
  J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group

JAMES Q. RIORDAN 3, 4
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

RONALD T. SCHROEDER 1
Managing Director, J. & W. Seligman & Co.
  Incorporated

ROBERT L. SHAFER 3, 4
Director or Trustee,
  Various Organizations

JAMES N. WHITSON 2, 4
Executive Vice President and Director,
  Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
President
President and Managing Director,
  J. & W. Seligman & Co. Incorporated
Chairman and President,  Seligman Data Corp.


---------------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

================================================================================
EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

WILLIAM C. MORRIS
Chairman

BRIAN T. ZINO
President

CHARLES C. SMITH, JR.
Vice President

LAWRENCE P. VOGEL
Vice President

THOMAS G. ROSE
Treasurer

FRANK J. NASTA
Secretary


--------------------------------------------------------------------------------

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

SUBADVISER
Seligman Henderson Co.
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder
                  Services

(800) 445-1777    Retirement Plan
                  Services

(800) 622-4597    24-Hour Automated
                  Telephone Access
                  Service




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